UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 14, 2004

QUICKSILVER RESOURCES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale, Suite 300

Fort Worth, Texas 76104

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Material Definitive Agreement.

2004 Bonus Plan

On December 21, 2004, the Compensation Committee (the “Committee”) of Quicksilver Resources Inc. (“Quicksilver”) designated a cash bonus pool for non-executive employees under Quicksilver’s 2004 Bonus Plan (“2004 Bonus Plan”), a description of which is attached as Exhibit 10.1 and incorporated herein by reference. Based upon the Company’s production growth rate, the 2004 Bonus Plan contemplated that a bonus pool equal to 25% of the comparable bonus pool referred to in the 2004 Bonus Plan would be established for participants other than managers and executives, and that no bonuses would be payable to managers or executives. However, after considering various other elements of Quicksilver’s performance, the competitive environment for human resources and other factors that it considered appropriate, the Committee designated a bonus pool for non-executives equal to 100% of the comparable bonus pool referred to in the 2004 Bonus Plan. No bonuses were awarded to executives under the 2004 Bonus Plan.

Amended and Restated 1999 Stock Option and Retention Stock Plan

On December 21, 2004, the Committee approved grants of stock options to Quicksilver’s executive officers under the Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan (the “1999 Stock Option Plan”). The executive officers included in the Summary Compensation Table in Quicksilver’s proxy statement relating to its 2004 annual meeting of stockholders were awarded options to purchase the respective numbers of shares of Quicksilver common stock set forth opposite their names below:

Glenn Darden	11,375
Thomas F. Darden	11,375
Bill Lamkin	8,240
Jeff Cook	8,240
John C. Cirone	5,627

The exercise price per share of common stock under the foregoing options is $35.75. The form of award agreements evidencing the foregoing options are filed as Exhibits 10.2 and Exhibit 10.3 and incorporated herein by reference.

2004 Non-Employee Director Stock Option Plan

On January 3, 2005, the non-employee directors of Quicksilver received grants of stock options under the Quicksilver Resources Inc. 2004 Non-Employee Director Stock Option Plan (“2004 Stock Option Plan”) to purchase the respective numbers of shares of Quicksilver common stock set forth opposite their names below:

R. Randall Kent	2,274
Steven M. Morris	2,274
W. Yandell Rogers, III	2,274
Mark J. Warner	2,274

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The exercise price per share of common stock under the foregoing options is $35.13. The form of award agreement evidencing the foregoing options is filed as Exhibit 10.4 and incorporated herein by reference.

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On October 14, 2004, the plan administrator of the Quicksilver Resources 401(k) Plan sent a notice to plan participants notifying them that a blackout period in the plan would be in effect beginning on November 12, 2004 and ending on November 26, 2004. Quicksilver received the notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 on October 14, 2004.

The notice provided that the reason for the blackout period was a change in investment options under the plan and that plan participants would be unable to exercise their rights to direct or diversify the assets held in their plan accounts and obtain loans or distributions from the assets held in their plan accounts. Under Regulation BTR, Quicksilver’s directors and executive officers were prohibited from directly or indirectly purchasing, selling or otherwise acquiring or transferring Quicksilver common stock during the blackout period.

Plan participants were notified to contact Anne D. Self, Quicksilver Resources 401(k) Plan, 777 W. Rosedale Street, Suite 300, Fort Worth, Texas 76104, (817) 665-5000 with any questions about the blackout period.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Description
10.1	Description of Quicksilver Resources Inc. 2004 Bonus Plan.

10.2	Form of Incentive Stock Option Agreement for the Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan.

10.3	Form of Non-Qualified Stock Option Agreement for the Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan.

10.4	Form of Non-Qualified Stock Option Agreement for the Quicksilver Resources Inc. 2004 Non-Employee Directors Stock Option Plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Bill Lamkin
Bill Lamkin
Executive Vice President and
Chief Financial Officer

Date: January 28, 2005

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Description of Quicksilver Resources Inc. 2004 Bonus Plan.

10.2	Form of Incentive Stock Option Agreement for the Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan.

10.3	Form of Non-Qualified Stock Option Agreement for the Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan.

10.4	Form of Non-Qualified Stock Option Agreement for the Quicksilver Resources Inc. 2004 Non-Employee Directors Stock Option Plan.